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                                                                    EXHIBIT 10.2


                       SECOND TIER SUBSEQUENT ASSIGNMENT

               FOR VALUE RECEIVED, WFS RECEIVABLES CORPORATION 3, a California corporation (the "Seller"), hereby sells, transfers and assigns to the WFS FINANCIAL 2004-3 OWNER TRUST, a Delaware statutory trust (the "Buyer"), without recourse, subject to and in accordance with the provisions of the Sale and Servicing Agreement dated as of August 1, 2004 (the "Sale and Servicing Agreement") by and among the Buyer, the Seller, and WFS Financial Inc ("WFS") all of the right, title and interest, as described in Article Two of the Sale and Servicing Agreement, of the Seller in, to and under the Subsequent Contracts listed on the Schedule of Contracts to this Second Tier Subsequent Assignment. The Seller warrants to the Buyer that the rights, titles and interests assigned hereby are not subject to any lien, claim or encumbrance. Although the parties intend, and have expressly so stated, that the conveyance of the Seller's right, title and interest in, to and under the Subsequent Contracts pursuant to this Second Tier Subsequent Assignment shall constitute a purchase and sale and not a financing, in order to protect the Buyer in the event that, despite such express intention that the transaction be treated as a sale, such conveyance is instead deemed to be a financing, the Seller hereby grants to the Buyer a first priority security interest in all of the Seller's right, title and interest in, to and under the Subsequent Contracts, including all proceeds thereof to secure the repayment of such financing, all of Seller's rights under the First Tier Subsequent Assignment, and agrees this Second Tier Subsequent Assignment shall constitute a security agreement under applicable law. All capitalized terms used in this Second Tier Subsequent Assignment and not defined herein shall have the meanings assigned to such terms in the Sale and Servicing Agreement. The Seller hereby additionally represents and warrants to the Buyer that all representations and warranties of the Seller with respect to the Subsequent Contracts in Section 3.01(b) of the Sale and Servicing Agreement are true and correct as of the date hereof and on the Subsequent Transfer Date.

               Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Chase Manhattan Bank USA, National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Buyer, and in no event shall Chase Manhattan Bank USA, National Association in its individual capacity or any beneficial owner of the Buyer have any liability for the representations, warranties, covenants, agreements, or other obligations of the Buyer hereunder, as to all of which recourse shall be had solely to the assets of the Buyer.



Dated:  08/19/04                  WFS RECEIVABLES CORPORATION 3


                                  /s/ JOHN COLUCCIO
                                  -----------------------------------------
                                  By:  John Coluccio
                                  Its: President



Accepted:                         WFS FINANCIAL 2004-3 OWNER TRUST

                                  By:  CHASE MANHATTAN BANK USA,
                                       NATIONAL ASSOCIATION,
                                       Not in its individual capacity but solely
                                       as Owner Trustee on behalf of the Trust

                                       /s/ Diane P. Ledger
                                       ------------------------------------
                                       By:  Diane P. Ledger
                                       Its: Assistant Vice President


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                             SCHEDULE OF CONTRACTS
        (Schedule of Contracts and terms of sale for Subsequent Contracts sold on August 19, 2004, the Subsequent Transfer Date)



Closing Date:                                                             8/19/04

Number of Contracts Sold:                                                   8,285

Aggregate Principal Balance of Contracts Sold:                    $150,000,000.15

Purchase Price of Contracts Sold:                                 $150,000,000.15

List of Contracts sold attached as print-out or on Cd-Rom         CD-Rom